Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 4 DATED AS OF AUGUST 8, 2017

to

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF OCTOBER 11, 2011

among

SCANSOURCE, INC.,

THE SUBSIDIARY BORROWERS PARTY THERETO,

THE LENDERS PARTY THERETO,

and

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

TD BANK, N.A and

BANK OF AMERICA, N.A.,

as Co-Syndication Agents

JPMORGAN CHASE BANK, N.A.,

TD BANK, N.A. and

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

Joint Lead Arrangers and Joint Bookrunners

AMENDMENT NO. 4 TO AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 4 to Amended and Restated Credit Agreement (this “Amendment”) is entered into as of August 8, 2017 by and among ScanSource, Inc., a South Carolina corporation (the “Borrower”), the Subsidiary Borrowers party hereto (together with the Borrower, the “Borrowers”), JPMorgan Chase Bank, N.A., individually and as administrative agent (the “Administrative Agent”), and the other financial institutions signatory hereto.

R E C I T A L S:

A. The Borrowers, the Administrative Agent and the Lenders are party to that certain Amended and Restated Credit Agreement dated as of October 11, 2011 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

B. The Borrowers, the Administrative Agent and the undersigned Lenders wish to amend the Credit Agreement on the terms and conditions set forth below to, among other things, increase the aggregate Commitments of the Lenders and allocate them as set forth on Schedule 2.01 hereto.

Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1. Amendment to Credit Agreement. Upon the “Amendment No. 4 Effective Date” (as defined in Section 3 below), the Credit Agreement shall be amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following new definition in the appropriate alphabetical order:

“Amendment No. 4 Effective Date” means August 8, 2017.

(b) The definition of “Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Commitment” means, with respect to each Lender, the commitment of such Lender to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Revolving Credit Exposure hereunder, as such commitment may be (a) reduced or increased from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s Commitment is set forth on Schedule 2.01, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Commitment, as applicable. The initial aggregate amount of the Lenders’ Commitments as of the Amendment No. 4 Effective Date is $400,000,000.

(c) The definition of “Reaffirmation” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Reaffirmation” means, collectively, (a) that certain Reaffirmation of Guaranty and Security Documents dated as of the date hereof made by certain Credit Parties for the benefit of the Administrative Agent, the Collateral Agent and the other Secured Creditors, (b) that certain Reaffirmation and Amendment of Guaranty and Security Documents dated as of the Amendment No. 1 Effective Date made by certain Credit Parties for the benefit of the Administrative Agent, the Collateral Agent and the other Secured Creditors, (c) that certain Reaffirmation and Amendment of Guaranty and Security Documents dated as of the Amendment No. 3 Effective Date made by certain Credit Parties for the benefit of the Administrative Agent, the Collateral Agent and the other Secured Creditors, (d) that certain Reaffirmation and Amendment of Guaranty and Security Documents dated as of the Amendment No. 4 Effective Date made by certain Credit Parties for the benefit of the Administrative Agent, the Collateral Agent and the other Secured Creditors, (e) that certain Reaffirmation of Dutch Pledge dated as of the date hereof made by certain Credit Parties for the benefit of the Administrative Agent, the Collateral Agent and the other Secured Creditors, (f) that certain Reaffirmation of Dutch Pledge dated as of the Amendment No. 1 Effective Date made by certain Credit Parties for the benefit of the Administrative Agent, the Collateral Agent and the other Secured Creditors, (g) that certain Reaffirmation of Dutch Pledge dated as of the Amendment No. 3 Effective Date made by certain Credit Parties for the benefit of the Administrative Agent, the Collateral Agent and the other Secured Creditors, and (h) that certain Reaffirmation of Dutch Pledge dated as of the Amendment No. 4 Effective Date made by certain Credit Parties for the benefit of the Administrative Agent, the Collateral Agent and the other Secured Creditors, in each case, as the same may be amended, restated, modified or supplemented from time to time.

(d) Section 6.01(f) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(f) Indebtedness of the Borrower or any Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof; provided that, except in the case of Capital Lease Obligations incurred pursuant to Section 6.10(b), (i) such Indebtedness is incurred prior to or within 180 days after such acquisition or the completion of such construction or improvement and (ii) the aggregate principal amount of Indebtedness permitted by this clause (f) shall not exceed $50,000,000 at any time outstanding;

(e) Section 6.01(o) of the Credit Agreement is hereby amended by changing the reference to “clause (n)” therein to “clause (o)”.

(f) Section 6.03(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b) The Borrower will not, nor will it permit any Subsidiary to, make any Asset Disposition except for (i) Asset Dispositions among the Borrowers and one or more Domestic Subsidiaries or Subsidiary Guarantors or among any Domestic Subsidiaries or Subsidiary Guarantors, (ii) Asset Dispositions by Foreign Subsidiaries that are not Subsidiary Borrowers or Subsidiary Guarantors to the Borrower or any Subsidiary, (iii) Asset Dispositions permitted by Sections 6.04, 6.06 or 6.07, (iv) transfers of Receivables pursuant to, and in accordance with the terms of, a Permitted Securitization; provided that, the related Receivables Transaction Attributed Indebtedness shall be permitted by Section 6.01, (v) the sale and leaseback of property permitted under Section 6.10, (vi) other Asset Dispositions of property that, together with all other property of the Borrower and its Subsidiaries previously leased, sold or disposed of in Asset Dispositions made pursuant to this Section 6.03(b)(vi) during the twelve-month period ending with the month in which any such lease, sale or other disposition occurs, do not constitute a Substantial Portion of the property of the Borrower and its Subsidiaries and (vii) transfers of Receivables pursuant to, and in accordance with the terms of, a Specified Customer Financing Program.

(g) Section 6.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Sale and Leaseback Transactions. The Borrower will not, nor will it permit any Subsidiary to, enter into any Sale and Leaseback Transaction other than (a) the sale and leaseback of real property so long as, giving effect thereto, the Borrower is in pro forma compliance with Sections 6.12 and 6.13 as of the time of incurrence and no Default exists or would result therefrom or (b) the sale and leaseback in the ordinary course of business of inventory held by the Borrower or its Subsidiaries for lease (or subscription or other similar arrangement) to their customers so long as the Leverage Ratio, calculated after giving effect thereto as of the time of incurrence, shall be less than or equal to 3.00 to 1.00.

(h) Schedule 2.01 of the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Schedule 2.01 attached hereto as Annex I.

2. Representations and Warranties of the Borrowers. Each of the Borrowers represents and warrants that:

(a) The execution, delivery and performance by each of the Borrowers of this Amendment and the other documents delivered in connection herewith (collectively, the “Other Amendment Documents”) have been duly authorized by all necessary corporate action and that each of this Amendment and the Other Amendment Documents is a legal, valid and binding obligation of each of the Borrowers enforceable against each of the Borrowers in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally;

(b) Each of the representations and warranties contained in the Credit Agreement (treating this Amendment as a Credit Document for purposes thereof) is true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the date hereof as if made on the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of such earlier date;

(c) Since March 31, 2017 there has been no material adverse change in the business, assets, operations or condition of the Borrower and its Subsidiaries, taken as a whole; and

(d) After giving effect to this Amendment and the Other Amendment Documents, no Default or Event of Default has occurred and is continuing.

3. Effective Date. This Amendment shall become effective upon the date (the “Amendment No. 4 Effective Date”) of the execution and delivery hereof by the Borrowers, the Administrative Agent, the Required Lenders and each Lender increasing its Commitment in connection herewith; and the satisfaction of the following additional conditions:

(a) Each of the Credit Parties has executed and delivered a Reaffirmation of Guaranty and Security Documents in the form of Annex II hereto (the “U.S. Reaffirmation”).

(b) The Borrower, 4100 Quest, LLC and ScanSource Europe C.V. shall have executed and delivered to the Administrative Agent a reaffirmation of the Dutch Pledge Agreement in the form of Annex III hereto (the “Dutch Reaffirmation”).

(c) The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable by the Borrowers on or prior to the Amendment No. 4 Effective Date, including, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder and any fees separately agreed between the Borrower and Administrative Agent.

(d) The delivery to the Administrative Agent of (i) a satisfactory legal opinion of U.S. counsel to the Borrowers and the other Credit Parties and (ii) such corporate certificates, evidence of corporate standing and authorization, tax, lien and judgment searches and other documents and certificates with respect to the Credit Parties as it shall reasonably request.

In the event the Amendment No. 4 Effective Date has not occurred on or before August 31, 2017, Section 1 hereof shall not become operative and shall be of no force or effect.

4. Reference to and Effect Upon the Credit Agreement.

(a) Except as specifically amended or waived above, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Credit Document, nor constitute a waiver of any provision of the Credit Agreement or any Credit Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

(c) For the avoidance of doubt, it is not the intent of the parties hereto that the increase in the amount of the Commitments effectuated hereby shall constitute a utilization of the mechanism for the establishment of Incremental Facilities set forth in Section 2.09(d) of the Credit Agreement. Accordingly, the maximum aggregate amount of Incremental Facilities which may be established pursuant to such section after the Amendment No. 4 Effective Date shall remain $200,000,000.

5. Costs and Expenses. The Borrower hereby affirms its obligation under Section 9.03 of the Credit Agreement to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the reasonable fees, charges and disbursements of attorneys for the Administrative Agent with respect thereto.

6. Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York.

7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

SCANSOURCE, INC.

By:
Name:
Title:

SCANSOURCE LATIN AMERICA, INC.
(f/k/a Netpoint International, Inc.)

By:
Name:
Title:

SCANSOURCE EUROPE, SPRL

By:
Name:
Title:

[Signature Page to Amendment No. 4]

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, Swingline Lender and Issuing Bank

By:
Name:
Title:

[Signature Page to Amendment No. 4]

[LENDER]

By:
Name:
Title:

[Signature Page to Amendment No. 4]

ANNEX I

Schedule 2.01

Commitments; Letter of Credit Commitments

Commitments

JPMorgan Chase Bank, N. A.	$80,000,000.00
TD Bank, N.A.	$80,000,000.00
Bank of America, N.A.	$80,000,000.00
Wells Fargo Bank, N.A.	$66,666,666.67
Regions Bank	$60,000,000.00
Citibank, N.A.	$33,333,333.33

TOTAL	$400,000,000

Letter of Credit Commitments

JPMorgan Chase Bank, N. A.	$15,000,000.00
TD Bank, N.A.	$15,000,000.00
Bank of America, N.A.	$15,000,000.00

TOTAL	$45,000,000

ANNEX II

FORM OF U.S. REAFFIRMATION

REAFFIRMATION OF GUARANTY AND SECURITY DOCUMENTS

This Reaffirmation of Guaranty and Security Documents (this “Reaffirmation”) dated as of August 8, 2017 is entered into by ScanSource, Inc., a South Carolina corporation (the “Borrower”), the “Subsidiary Guarantors” (as defined the Amended Credit Agreement referenced below) (the Subsidiary Guarantors together with the Borrower, the “Credit Parties”) for the benefit of JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”) and collateral agent (the “Collateral Agent”), and the other Secured Creditors (as defined in the applicable document referenced below) and the other Guaranteed Parties (as defined in the Parent Guaranty and Subsidiary Guaranty referenced below). Capitalized terms used but not otherwise defined herein have the meaning ascribed thereto by the Credit Agreement (as defined below) as amended by the Amendment (as defined below).

1. Reference is made to that certain Amended and Restated Credit Agreement dated as of October 11, 2011 among the Borrower, the Subsidiary Borrowers party thereto (as such term is defined therein), JPMorgan Chase Bank, N.A., individually and as administrative agent and the financial institutions party thereto (as amended or otherwise modified prior to the date hereof, the “Credit Agreement”).

2. Reference is also made to that certain Security Agreement dated as of September 28, 2007 made by the Credit Parties in favor of the Collateral Agent for the benefit of the Secured Creditors (as amended or otherwise modified and reaffirmed prior to the date hereof, the “Security Agreement”).

3. Reference is also made to that certain Trademark Security Agreement dated as of September 28, 2007 made by the Borrower in favor of the Collateral Agent for the benefit of the Secured Creditors (as amended or otherwise modified and reaffirmed prior to the date hereof, the “Borrower Trademark Security Agreement”).

4. Reference is also made to that certain Trademark Security Agreement dated as of September 28, 2007 made by ScanSource Latin America, Inc., f/k/a Netpoint International, Inc., in favor of the Collateral Agent for the benefit of the Secured Creditors (as amended or otherwise modified and reaffirmed prior to the date hereof, the “Netpoint Trademark Security Agreement”).

5. Reference is also made to that certain Pledge Agreement dated as of September 28, 2007 made by the Credit Parties in favor of the Collateral Agent for the benefit of the Secured Creditors (as amended or otherwise modified and reaffirmed prior to the date hereof, the “Pledge Agreement”).

6. Reference is also made to that certain Parent Guaranty dated as of September 28, 2007 made by the Borrower in favor of the Administrative Agent for the benefit of the Administrative Agent, the Collateral Agent, the Lenders and their Affiliates to the extent provided therein (as amended or otherwise modified and reaffirmed prior to the date hereof, the “Parent Guaranty”).

7. Reference is also made to that certain Subsidiary Guaranty dated as of September 28, 2007 made by the Subsidiary Guarantors in favor of the Administrative Agent for the benefit of the Administrative Agent, the Collateral Agent, the Lenders and their Affiliates to the extent provided therein (the “Subsidiary Guaranty” and, together with the Security Agreement, the Borrower Trademark Security Agreement, the Netpoint Trademark Security Agreement, the Pledge Agreement and the Parent Guaranty, the “Reaffirmed Documents”).

8. Reference is also made to that certain Amendment No. 4 to Amended and Restated Credit Agreement dated as of the date hereof among the Borrower, the Subsidiary Borrowers party thereto, the Lenders party thereto and the Administrative Agent (the “Amendment”), which agreement amends the Credit Agreement.

9. In order to induce the Administrative Agent and the Lenders to enter into the Amendment, each Credit Party (or, with respect to clause (d) below, each applicable Credit Party) hereby:

(a) agrees to and reaffirms all of the terms and conditions of the Reaffirmed Documents (including, as applicable, all grants of a Lien upon the assets of such Credit Party), and, immediately after giving effect to the amended Schedules referred to in clause (d) below, reaffirms and makes all of the representations and warranties in the Reaffirmed Documents as of the date hereof, in each case as if the same had been fully set forth herein (provided that any such representations which is made as of a specific date shall only be made as of such date);

(b) agrees that for all purposes of the Reaffirmed Documents, the Credit Agreement as amended by the Amendment shall be deemed to be the “Credit Agreement” and hereafter the term “Credit Agreement” (as defined in each of the Reaffirmed Documents) shall mean the Credit Agreement as amended by the Amendment, as further amended, modified, restated, amended and restated and/or supplemented from time to time; and

(c) acknowledges and consents to the terms of the Amendment.

10. The parties hereto agree that the Reaffirmed Documents remain in full force and effect in accordance with their terms.

11. This Reaffirmation may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

12. This Reaffirmation shall be construed in accordance with and governed by the law of the State of New York.

[signature pages follow]

IN WITNESS WHEREOF, the undersigned have executed this Reaffirmation as of the date first written above.

SCANSOURCE, INC.

By:
Name:
Title:

PARTNER SERVICES, INC.

SCANSOURCE SECURITY DISTRIBUTION, INC.

SCANSOURCE LATIN AMERICA, INC.

OUTSOURCING UNLIMITED, INC.

SCANSOURCE COMMUNICATIONS, INC.
(f/k/a T2 Supply, Inc.)

SCANSOURCEGOV, INC. (f/k/a ZSource, Inc.)

INTELISYS, INC.

By:
Name:
Title:

8650 COMMERCE DRIVE, LLC SCANSOURCE PROPERTIES, LLC LOGUE COURT PROPERTIES, LLC 4100 QUEST, LLC

By:	ScanSource, Inc., its sole member

By:
Name:
Title:

[Signature Page to Reaffirmation of Guaranty and Security Documents]

JPMORGAN CHASE BANK, N.A., as Collateral Agent

By:
Name:
Title:

[Signature Page to Reaffirmation of Guaranty and Security Documents]

ANNEX III

FORM OF DUTCH REAFFIRMATION

REAFFIRMATION OF DUTCH PLEDGE

This Reaffirmation of Dutch Pledge (this “Reaffirmation”) dated as of August 8, 2017 is entered into by ScanSource, Inc., a South Carolina corporation (the “Borrower”), 4100 Quest, LLC, a South Carolina limited liability company (“Quest”), and ScanSource Europe C.V., a limited partnership (commanditaire vennootschap) under the laws of the Netherlands (the “Limited Partnership” and, together with the Borrower and Quest, the “Affirming Parties”) for the benefit of JPMorgan Chase Bank, N.A., as collateral agent (the “Collateral Agent”), on behalf of itself and the other Secured Creditors. Capitalized terms used but not otherwise defined herein have the meaning ascribed thereto by the Credit Agreement (as defined below) as amended by the Amendment (as defined below).

1. Reference is made to that certain Amended and Restated Credit Agreement dated as of October 11, 2011 among the Borrower, the Subsidiary Borrowers from time to time party thereto, JPMorgan Chase Bank, N.A., individually and as Administrative Agent, and the Lenders from time to time party thereto (as amended or otherwise modified prior to the date hereof, the “Credit Agreement”).

2. Reference is also made to that certain Deed of Disclosed Pledge of Rights Relating to a Limited Partnership Agreement dated as of October 30, 2009 made by the Borrower and Quest with respect to the Equity Interests of the Limited Partnership in favor of the Collateral Agent (the “Dutch Pledge Agreement”).

3. Reference is also made to that certain Amendment No. 4 to Amended and Restated Credit Agreement dated as of the date hereof among the Borrower, the Subsidiary Borrowers party thereto, the Lenders signatory thereto and the Administrative Agent (the “Amendment”), which agreement amends the Credit Agreement.

4. In order to induce the Administrative Agent and the Lenders to enter into the Amendment, each Affirming Party hereby:

(a) agrees to and reaffirms all of the terms and conditions of the Dutch Pledge Agreement (including, as applicable, all grants of a Lien upon the assets of such Affirming Party), and reaffirms and makes all of the representations and warranties in the Dutch Pledge Agreement as of the date hereof, in each case as if the same had been fully set forth herein; and

(b) confirms that for all purposes of the Dutch Pledge Agreement, the Credit Agreement as amended by the Amendment shall be deemed to be the “Credit Agreement” and hereafter the term “Credit Agreement” (as defined in the Dutch Pledge Agreement) shall mean the Credit Agreement as amended by the Amendment, as further amended, modified, restated, amended and restated and/or supplemented from time to time.

5. The parties hereto agree that except as expressly modified hereby, the Dutch Pledge Agreement remains in full force and effect in accordance with its terms.

6. This Reaffirmation may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

7. This Reaffirmation shall be construed in accordance with and governed by Dutch law.

[signature pages follow]

IN WITNESS WHEREOF, the undersigned have executed this Reaffirmation as of the date first written above.

SCANSOURCE, INC.

By:
Name:
Title:

4100 QUEST, LLC

By:	ScanSource, Inc., its sole member

By:
Name:
Title:

SCANSOURCE EUROPE C.V.

By:	4100 QUEST, LLC

By:	ScanSource, Inc., its sole member

By:
Name:
Title: